                                                                    EXHIBIT 4.14




                  FORM OF AMENDED AND RESTATED TRUST AGREEMENT


                                       OF


                               APACHE TRUST [I/II]


                          Dated as of _________________

                            CROSS REFERENCE TABLE(1)

Section of Trust Indenture Act
of 1939, as amended                                                      Section of Agreement
310(a) ................................................................................5.3(a)
310(b) ........................................................................5.3(c), 5.3(d)
310(c) ..........................................................................Inapplicable
311(a) ................................................................................2.2(b)
311(b) ................................................................................2.2(b)
311(c) ..........................................................................Inapplicable
312(a) ................................................................................2.2(a)
312(b) ................................................................................2.2(b)
312(c) ..........................................................................Inapplicable
313.......................................................................................2.3
314(a) ......................................................................2.4, 2.7, 3.6(e)
314(b) ..........................................................................Inapplicable
314(c) ...................................................................................2.5
314(d) ..........................................................................Inapplicable
314(e) ...................................................................................2.5
314(f) ..........................................................................Inapplicable
315(a) .......................................................................3.9(b); 3.10(a)
315(b) ................................................................................2.7(a)
315(c) ................................................................................3.9(a)
315(d) ................................................................................3.9(b)
316(a) ...................................................................................2.6
316(b) ...................................................................................2.6
316(c) ................................................................................3.6(e)
317(a) ................................................................................3.8(h)
317(b) ........................................................................3.8(c); 7.2(a)
318....................................................................................2.1(c)





----------------------------
     (1) This Cross-Reference Table does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.

                                Table of Contents

                                                                                           Page
                                                                                           ----
                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

Section 1.1      Definitions.................................................................1

                                   ARTICLE II.
                               TRUST INDENTURE ACT

Section 2.1      Trust Indenture Act; Application............................................8

Section 2.2      Lists Of Holders Of Securities..............................................9

Section 2.3      Reports By The Property Trustee.............................................9

Section 2.4      Periodic Reports To Property Trustee........................................9

Section 2.5      Evidence Of Compliance With Conditions Precedent............................9

Section 2.6      Events Of Default; Waiver..................................................10

Section 2.7      Event Of Default; Notice...................................................12

                                  ARTICLE III.
                                  ORGANIZATION

Section 3.1      Name.......................................................................13

Section 3.2      Office.....................................................................13

Section 3.3      Purposes...................................................................13

Section 3.4      Authority..................................................................13

Section 3.5      Title To Property Of The Trust.............................................14

Section 3.6      Powers And Duties Of The Administrative Trustees...........................14

Section 3.7      Prohibition Of Actions By The Trust And
                 The trustees...............................................................17

Section 3.8      Powers And Duties Of The Property Trustee..................................18

Section 3.9      Certain Duties And Responsibilities Of The Property
                 Trustee....................................................................20

Section 3.10     Certain Rights Of Property Trustee.........................................22

Section 3.11     Delaware Trustee...........................................................24

Section 3.12     Not Responsible For Recitals Or Issuance Of
                 Securities.................................................................24

Section 3.13     Duration Of Trust..........................................................24

Section 3.14     Mergers....................................................................24

                                   ARTICLE IV.
                                     SPONSOR

Section 4.1      Sponsor's Purchase Of Common Securities....................................26

Section 4.2      Covenants Of The Sponsor...................................................26

Section 4.3      Rights And Responsibilities Of The Sponsor.................................26

Section 4.4      Right To Proceed...........................................................27

Section 4.5      Expenses...................................................................27

                                   ARTICLE V.
                                    TRUSTEES

Section 5.1      Number Of Trustees.........................................................28

Section 5.2      Delaware Trustee...........................................................29

Section 5.3      Property Trustee; Eligibility..............................................29

Section 5.4      Certain Qualifications Of Administrative Trustees
                 And Delaware Trustee Generally.............................................30

Section 5.5      Administrative Trustees....................................................30

Section 5.6      Appointment, Removal And Resignation Of Trustees...........................30

Section 5.7      Vacancies Among Trustees...................................................32

Section 5.8      Effect Of Vacancies........................................................32

Section 5.9      Meetings...................................................................33

Section 5.10     Delegation Of Power........................................................33

Section 5.11     Merger, Conversion, Consolidation Or Succession
                 To Business................................................................33

                                   ARTICLE VI.
                                  DISTRIBUTIONS

Section 6.1      Distributions..............................................................34

                                  ARTICLE VII.
                             ISSUANCE OF SECURITIES

Section 7.1      General Provisions Regarding Securities....................................34

Section 7.2      Paying Agent and Registrar.................................................37

                                  ARTICLE VIII.
                              TERMINATION OF TRUST

Section 8.1      Termination Of Trust.......................................................38

                                   ARTICLE IX.
                              TRANSFER OF INTERESTS

Section 9.1      Transfer Of Securities.....................................................39

Section 9.2      Transfer or Exchange Of Certificates.......................................39

Section 9.3      Deemed Security Holders....................................................40

Section 9.4      Book Entry Interests.......................................................40

Section 9.5      Notices To Clearing Agency.................................................41

Section 9.6      Appointment Of Successor Clearing Agency...................................41

Section 9.7      Definitive Trust Preferred Security Certificates...........................41

Section 9.8      Mutilated, Destroyed, Lost Or Stolen Certificates..........................42

                                   ARTICLE X.
      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.1     Liability..................................................................42

Section 10.2     Exculpation................................................................43

Section 10.3     Fiduciary Duty.............................................................43

Section 10.4     Indemnification............................................................44

Section 10.5     Outside Businesses.........................................................47

Section 10.6     Trustees' Fees And Expenses................................................47

                                   ARTICLE XI.
                                   ACCOUNTING

Section 11.1     Fiscal Year................................................................47

Section 11.2     Certain Accounting Matters.................................................47

Section 11.3     Banking....................................................................48

Section 11.4     Withholding................................................................48

                                  ARTICLE XII.
                             AMENDMENTS AND MEETINGS

Section 12.1     Amendments.................................................................49

Section 12.2     Meetings Of The Holders Of Securities; Action By
                 Written Consent............................................................51

                                  ARTICLE XIII.
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

Section 13.1     Representations And Warranties Of Property
                 Trustee....................................................................52

Section 13.2     Representations And Warranties Of Delaware
                 Trustee....................................................................53

                                  ARTICLE XIV.
                                  MISCELLANEOUS

Section 14.1     Notices....................................................................54

Section 14.2     Governing Law..............................................................55

Section 14.3     Intention Of The Parties...................................................55

Section 14.4     Headings...................................................................55

Section 14.5     Successors And Assigns.....................................................55

Section 14.6     Partial Enforceability.....................................................55

Section 14.7     Entire Agreement...........................................................55

Section 14.8     Remedies...................................................................56

Section 14.9     Counterparts...............................................................56

EXHIBIT A             Terms and Conditions of Securities

EXHIBIT A-1           Form of Trust Preferred Security Certificate

EXHIBIT A-2           Form of Common Security Certificate

                                     FORM OF
                              AMENDED AND RESTATED
                                 TRUST AGREEMENT
                                       OF
                               APACHE TRUST [I/II]


                                     [date]

               AMENDED AND RESTATED TRUST AGREEMENT (the "Agreement") dated and effective as of ________________, among the Trustees (as defined herein), for the benefit of the Holders (as defined herein), and the Sponsor (as defined herein).

               WHEREAS, the Trustees and the Sponsor created Apache Trust [I/II] (the "Trust"), a Delaware business trust under the Business Trust Act (as defined herein), pursuant to a Trust Agreement dated as of March 13, 2000 (the "Original Agreement"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 13, 2000;

               WHEREAS, prior to the date hereof, no Securities (as defined herein) have been issued);

               WHEREAS, all of the Trustees and the Sponsor, by this Agreement, intend to amend and restate each and every term and provision of the Original Agreement;

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a Delaware business trust under the Business Trust Act and to constitute this as the governing instrument of the Trust, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

Section 1.1.   Definitions

               Unless the context otherwise requires or unless specified in an Exhibit hereto:

               (a) each capitalized term used in this Agreement but not defined in the preamble has the respective meaning assigned to it in this Section 1.1;

               (b) a term defined anywhere in this Agreement has the same meaning throughout;

               (c) all references to "the Agreement " or "this Agreement " are to this Agreement as modified, supplemented or amended from time to time, and include Exhibits to this Agreement;

               (d) all references in this Agreement to Articles, Sections and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Agreement unless otherwise specified;

               (e) a term defined in the Trust Indenture Act, either directly or by reference therein, has the same meaning when used in this Agreement unless otherwise defined in this Agreement;

               (f) a reference to the singular includes the plural and vice versa;

               (g) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation;"

               (h) all accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation; and

               (i) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision.

               "Administrative Trustee" has the meaning set forth in Section
5.1.

               "Affiliate" has the meaning given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Agent" means any Paying Agent or Registrar.

               "Authorized Newspaper" means a daily newspaper, in the English language, customarily published on each day that is a Business Day in The City of New York and of general circulation in The City of New York.

               "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

               "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

               "Business Day" means any day other than Saturday, Sunday or any day on which banking institutions and trust companies in The City of New York are permitted or required by any applicable law or executive order to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time, or any successor legislation.

               "Certificate" means a Common Security Certificate or a Trust Preferred Security Certificate.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency. Unless otherwise specified in the Terms and Conditions, DTC shall be the initial Clearing Agency.

               "Closing Date" means the "Closing Time" and each "Date of Delivery", if any, under the Underwriting Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted and existing under the Exchange Act, or, if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Security" has the meaning set forth in Section 7.1.

               "Common Securities Guarantee" means the guarantee agreement dated as of the date hereof and executed and delivered by the Sponsor and ____________ _______________, as trustee, for the benefit of the Holders of the Common Securities, as such agreement may be modified, supplemented or amended from time to time.

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, which shall be prepared by the Sponsor and a specimen of which shall be substantially in the form attached hereto as Exhibit A-2.

               "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee or any Affiliate of any Administrative Trustee; or
(d) any officer, employee or agent of the Trust or its Affiliates.

               "Corporate Trust Office" means the office of the Property Trustee in The City of New York at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

               "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

               "Creditor" has the meaning set forth in Section 4.5.

               "Debenture Event of Default" means an event of default under the Debentures.

               "Debenture Issuer" means Apache Corporation, a Delaware corporation, or any successor entity, in its capacity as issuer of the Debentures under the Indenture.

               "Debenture Trustee" means ___________________, a ________
banking corporation as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

               "Debentures" means the debt securities to be purchased by the Trust specified in the Terms and Conditions.

               "Delaware Trustee" has the meaning set forth in Section 5.2.

               "Direction" by a Person means a written direction signed:

               (a) if the Person is a natural person, by that Person; or

               (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

               "Direct Action" has the meaning set forth in Section 3.8(e).

               "Distribution" has the meaning set forth in the Terms and Conditions.

               "DTC" means The Depository Trust Company or any successor entity.

               "Event of Default" means a Debenture Event of Default or any Other Document Event of Default has occurred and is continuing.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

               "Fiduciary Indemnified Person" means (a) the Property Trustee,
(b) the Delaware Trustee, (c) any Affiliate of the Property Trustee or the Delaware Trustee, and (d) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee.

               "Global Certificate" has the meaning set forth in Section 9.4.

               "Holder" or "holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

               "Indenture" means the Indenture specified in the Terms and Conditions, among the Debenture Issuer and the Debenture Trustee under which the Debentures are issued, as such indenture may be modified, supplemented or amended from time to time, and includes any indenture supplemental thereto.

               "Investment Company" means an entity required to register as an investment company under the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

               "Legal Action" has the meaning set forth in Section 3.6(g).

               "Majority in liquidation amount" with respect to Securities of any class means, except as provided elsewhere in this Agreement or by the Trust Indenture Act, 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus any accrued and unpaid Distributions to the date upon which the voting or written consent percentages are determined) of all outstanding Securities of such class.

               "Officers' Certificate" means, with respect to (A) the Sponsor, a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Sponsor and (B) any other Person, a certificate signed by any two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall comply with Section 314 of the Trust Indenture Act and shall include:

               (a) a statement that the individuals signing the Officers' Certificate have read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate are based;

               (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as, in such individual's opinion, is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of such individuals, such condition or covenant has been complied with.

               "Other Document" means any instrument or agreement constituting Trust Property, other than the Debentures, specified in the Terms and Conditions.

               "Other Document Event of Default" means an event of default under any Other Document, if any, that is specified in the Terms and Conditions as an Other Document Event of Default.

               "Outstanding," with respect to any Securities, means, as of the date of determination, all Securities theretofore executed and delivered under this Agreement, except:

               (a) Trust Preferred Securities theretofore cancelled by the Property Trustee or delivered to the Property Trustee for cancellation or Common Securities theretofore cancelled by an Administrative Trustee or delivered to the Administrative Trustees for cancellation;

               (b) Securities for whose payment, repayment or redemption money in the necessary amount and currency has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Securities, provided that if such Securities are to be repaid or redeemed, notice of such repayment or redemption has been duly given pursuant to this Agreement;

               (c) Securities which have been paid or in exchange for or in lieu of which other securities have been executed and delivered pursuant to this Agreement; and

               (d) if the Securities are convertible or exchangeable into other securities or other property, Securities converted or exchanged as contemplated by this Agreement if such other securities have or other property has been either (i) delivered to the Holders of such Securities in accordance with this Agreement or (ii) deposited with and are held by the Property Trustee or any Paying Agent in trust for the Holders of such Securities in accordance with this Agreement, provided in the case of this clause (ii) that any applicable notice of conversion or exchange has been duly given to the Holders thereof pursuant to this Agreement;


provided, however, that in determining whether the Holders of the requisite liquidation amount of outstanding Trust Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Preferred Securities owned by the Sponsor or any Administrative Trustee or any Affiliate of the Sponsor or any Administrative Trustee shall be disregarded and deemed not to be outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Preferred Securities that such Trustee actually knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the outstanding Trust Preferred Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Trust Preferred Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Trust Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

               "Paying Agent" has the meaning set forth in Section 7.2(a).

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

               "Property Trustee Account" has the meaning set forth in Section 3.8(c).

               "Quorum" means, with respect to the Administrative Trustees, a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

               "Registrar" has the meaning set forth in Section 7.2(b).

               "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

               "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the Property Trustee's obligations under this Agreement and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "Securities" means the Common Securities and the Trust Preferred Securities.

               "Securities Guarantees" means the Common Securities Guarantee and the Trust Preferred Securities Guarantee.

               "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

               "Sponsor" means Apache Corporation, a Delaware corporation, or any successor entity, in its capacity as sponsor of the Trust.

               "State" means any of the 50 states in the United States or the District of Columbia.

               "Successor Delaware Trustee" has the meaning set forth in Section 5.6(b)(ii).

               "Successor Entity" has the meaning set forth in Section
3.14(b)(i).

               "Successor Property Trustee" has the meaning set forth in Section 3.8(f)(ii).

               "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

               "10% in liquidation amount" with respect to either the Common Securities or the Trust Preferred Securities means, except as provided elsewhere in this Agreement or by the Trust Indenture Act, 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus any accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all such outstanding Common Securities or Trust Preferred Securities.

               "Terms and Conditions" means the terms and conditions of the Common Securities and the Trust Preferred Securities determined by the Sponsor and executed by the Administrative Trustees in accordance with Section 7.1(b) and attached hereto as Exhibit A.

               "Trustee" or "Trustees" means each Person who has signed this Agreement as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

               "Trust Preferred Security" has the meaning set forth in Section 7.1(a).

               "Trust Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Trust Preferred Security Certificate" means a certificate representing a Trust Preferred Security, which shall be prepared by the Sponsor and a specimen of which shall be substantially in the form attached hereto as Exhibit A-1.

               "Trust Preferred Securities Guarantee" means the guarantee agreement dated as of the date hereof executed and delivered by the Sponsor and The Chase Manhattan Bank, as trustee, for the benefit of the Holders, as such agreement may be modified, supplemented or amended from time to time.

               "Trust Property" means (a) the Debentures, (b) any Other Documents, (c) any cash on deposit in, or owing to, the Property Trust Account, and (d) all proceeds and rights in respect of the foregoing or any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Agreement.

               "Underwriting Agreement" means the underwriting agreement for the offering and sale of Trust Preferred Securities, including any amendments or supplements thereto.

                                  ARTICLE II.
                               TRUST INDENTURE ACT

Section 2.1.   Trust Indenture Act; Application.

               (a) This Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Agreement and shall, to the extent applicable, be governed by such provisions.

               (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

               (c) If and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

               (d) Any application of the Trust Indenture Act to this Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2.   Lists of Holders of Securities.

               (a) In accordance with Section 312(a) of the Trust Indenture Act, the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee:

                   (i) within 14 days after each March 15 and September 15 of each year or such other dates as are set forth in the Terms and Conditions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such date, provided that the Administrative Trustees, on behalf of the Trust, shall not be obligated to provide such List of Holders at any time that the Property Trustee is the Registrar or the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Administrative Trustees on behalf of the Trust; and

                   (ii) at any other time, within 30 days of receipt by the Trust of a written request by the Property Trustee for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent or Registrar (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

        (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.3    Reports by the Property Trustee.

               Within 60 days after May 15 of each year, commencing with the May 15 that first occurs following the issuance of the Securities, the Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

Section 2.4    Periodic Reports to Property Trustee.

               The Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 2.5    Evidence of Compliance With Conditions Precedent.

               Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) may be given in the form of an Officers' Certificate.

Section 2.6    Events of Default; Waiver.

               (a) The Holders of not less than a Majority in liquidation amount of Trust Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Event of Default in respect of the Trust Preferred Securities and its consequences, provided that, if the corresponding Debenture Event of Default or Other Document Event of Default:

                   (i) is not waivable under the Debentures or any Other Document, if any, as the case may be, the Event of Default under this Agreement shall also not be waivable; or

                   (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures or more than a majority of other interests in such Other Document, as the case may be (a "Super Majority"), to be waived under the Indenture or such Other Document, as the case may be, the Event of Default under this Agreement may only be waived by the vote of the relevant Super Majority in liquidation amount of Holders of the Trust Preferred Securities.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Debenture Event of Default or Other Document Event of Default shall cease to exist, and any Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of an Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Agreement without any further act, vote, or consent of the Holders of the Common Securities.

               The Holders of a Majority in liquidation amount of the Trust Preferred Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures and any Other Documents; provided, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, being advised by competent legal counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability.

               (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote or consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Debentures or Other Document, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Agreement as provided elsewhere in this Section 2.6, the Event of Default under this Agreement shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Agreement as provided below in this Section 2.6, such Event of Default under this Agreement may only be waived by the vote or consent of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that, notwithstanding (i) or (ii) above, each Holder of the Common Securities shall be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316 (a)(1)(B) and of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316 (a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Debenture Event of Default or Other Document Event of Default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) A waiver of a Debenture Event of Default or Other Document Event of Default by the Property Trustee at the direction of the Holders of the Trust Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Trust Preferred Securities under this Agreement. Any waiver of a Debenture Event of Default or Other Document Event of Default by the Property Trustee at the direction of the Holders of the Trust

Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of the corresponding Event of Default under this Agreement with respect to the Common Securities for all purposes of this Agreement without further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act.

Section 2.7    Event of Default; Notice.

               (a) The Property Trustee shall, within 90 days after a Responsible Officer of the Property Trustee obtains actual knowledge of the occurrence of a default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults known to the Property Trustee other than defaults that have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to include Debenture Events of Default and Other Document Events of Default, if any, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on, or in the delivery of any cash, securities or other property in exchange for or upon conversion or redemption of or otherwise in accordance with the terms of, any Debenture or Other Document or the Securities, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

               (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 501(1) and 501(2) of the Indenture;

               (ii) any failure to deliver any cash, securities or other property in exchange for or upon conversion or redemption of or otherwise in accordance with the terms of the Debentures or Other Documents or the Securities; and

               (iii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee shall have actual knowledge.

               (c) The Sponsor and the Administrative Trustee shall file annually within 30 days after May 15 of each year, commencing with the May 15 that first occurs following the issuance of the Securities, with the Property Trustee in accordance with Section 314(a)(4) of the Trust Indenture Act a certification as to whether or not they are in compliance with all the conditions applicable to them under this Agreement.

                                  ARTICLE III.
                                  ORGANIZATION

Section 3.1    Name.

               The Trust is named "Apache Trust [I/II]," as such name may be modified from time to time by the Administrative Trustees. The Administrative Trustees shall give prompt written notice of any change in the name of the Trust to the Delaware Trustee, the Property Trustee and the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

Section 3.2    Office.

               The address of the principal office of the Trust is c/o Apache Corporation, One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400. On ten Business Days prior written notice to the Property Trustee and Holders of the Securities, the Administrative Trustees may designate another principal office.

Section 3.3    Purposes.

               The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the gross proceeds from such sale to acquire the Debentures and any Other Documents specified in the Terms and Conditions, (b) to enter into or hold each Other Document, if any, to be entered into or held by the Trust in accordance with the Terms and Conditions and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, execute mortgages or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. It is the intent of the parties to this Agreement for the Trust to be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Trust Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Agreement neither the Trustees nor the Sponsor or the Holders of the Trust Preferred Securities or Common Securities will take any position for United States federal income tax purposes, or permit the Trust to make any election, which is contrary to the classification of the Trust as a grantor trust.

Section 3.4    Authority.

               Subject to the limitations provided in this Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the

Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Agreement.

Section 3.5 Title to Property of the Trust.

               Except as provided in Section 3.8 with respect to the Trust Property and the Property Trustee Account or as otherwise provided in this Agreement, legal title to all assets of the Trust shall be vested in the Trust. A Holder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6    Powers and Duties of the Administrative Trustees.

               The Administrative Trustees shall have the power, duty and authority, which shall be exclusive except as otherwise set forth herein, and are hereby authorized and directed to cause the Trust to engage in the following activities:

               (a) execute, deliver, issue and sell the Trust Preferred Securities and the Common Securities in accordance with this Agreement; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Trust Preferred Securities and Common Securities on each Closing Date;

               (b) in connection with the issue and sale of the Trust Preferred
Securities:

                   (i) assist in filing with the Commission any registration statement and any prospectus relating to the registration statement on Form S-3 prepared by the Sponsor, including any amendments or supplements thereto, pertaining to the Trust Preferred Securities and to take any other action relating to the registration and sale of the Trust Preferred Securities under federal and state securities laws;

                   (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

                   (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of any Trust Preferred Securities;

                   (iv) execute and file with the Commission any registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Trust Preferred Securities under Section 12(b) or 12(g) of the Exchange Act;

                   (v) execute and enter into and deliver the Underwriting Agreement providing for the sale of the Trust Preferred Securities;

                   (vi) execute and deliver letters, documents or instruments with DTC and other Clearing Agencies relating to the Trust Preferred Securities;

                   (vii) execute the Terms and Conditions and attach them to this Agreement; and

                   (viii) execute, enter into or file any other instrument, agreement, certificate or other document negotiated or prepared by the Sponsor on behalf of the Trust, including any Other Document to be entered into or held by the Trust, and to take such other action, in each case as the Administrative Trustees or any of them deem necessary or incidental (and not otherwise covered by the power of the other Trustees hereunder or under the Securities), in connection with the issuance, the sale or the terms of any Securities and the investment by the Trust in the Trust Property, including any remarketing, auction or similar agreements.

               (c) acquire the Debentures and any Other Documents with the proceeds of the sale of the Trust Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures and any Other Documents to be acquired by the Trust on a Closing Date to be held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Trust Preferred Securities and the Holders of Common Securities;

               (d) give the Sponsor and the Property Trustee prompt written notice of the occurrence of any event that, in accordance with this Agreement, may require that a notice be sent to Holders, including events that may result in an Event of Default, or any redemption, conversion or exchange of or deferral of distributions on the Securities;

               (e) establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, any repayments, any redemptions, any conversions and any exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

               (f) take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities and this Agreement;

               (g) to the fullest extent permitted by law, bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
Section 3.8(e) the Property Trustee has the exclusive power to bring such Legal Action;

               (h) employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

               (i) cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

               (k) incur expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

               (l) act as, or appoint another Person to act as, Registrar and transfer agent for the Securities;

               (m) take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (n) take any action, not inconsistent with this Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or incidental in carrying out the activities of the Trust, including:

                   (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                   (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                   (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided, in each case, that such action does not adversely affect the interests of Holders;

               (o) take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed on behalf of the Trust;

               (p) execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters which the Administrative Trustees deem necessary or incidental to the foregoing.

               The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes of the Trust set out in Section 3.3. None of the Administrative Trustees shall take any action that is inconsistent with the purposes of the Trust set forth in Section 3.3.

               Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8. No permissive power or authority available to the Administrative Trustees shall be construed to be a duty.

               Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.

Section 3.7 Prohibition of Actions by the Trust and the Trustees.

(a) The Trust shall not, and the Trustees shall not cause the Trust to, engage in any activity other than as required or authorized by this Agreement. In particular, the Trust shall not and the Trustees shall not cause the Trust to:

               (i) invest any proceeds received by the Trust from holding the Debentures or other Trust Property, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Agreement and of the Securities;

               (ii) acquire or vary any assets other than as expressly provided herein;

               (iii) possess Trust Property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness for borrowed money, other than loans represented by the Debentures or other Trust Property;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (vi) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as provided in this Agreement;

               (vii) take or consent to any action that would result in the placement of a lien on any Trust Property;

               (viii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (ix) other than as provided in this Agreement, (A) direct or exercise any remedy, trust or power with respect to the Debentures, or any other instrument or agreement constituting Trust Property, (B) waive any past default that is waivable under the Indenture or any Other Document, (C) exercise any right to rescind or annul any declaration that the principal of or other amounts payable or other property deliverable under the Debentures or amounts payable or other property deliverable under any Other Document shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures or any Other Document, in the case of each of clauses
        (A) through (D), (x) without the approval of a Majority in liquidation amount with respect to the Securities or, where a consent under the Indenture or Other Document, as the case may be, would require the consent of each holder of Debentures or other interests, as the case may be, affected thereby, of each Holder of Securities, and (y) unless the Trust shall have received an opinion of nationally recognized independent tax counsel to the effect that the Trust will not, as a result of such action, fail to be classified as a grantor trust for such purposes.

Section 3.8    Powers and Duties of the Property Trustee.

               (a) The legal title to the Trust Property shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Trust Property shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with
Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Trust Property have been executed and delivered.

               (b) The Property Trustee shall not transfer its right, title and interest in the Trust Property to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee) or, except in accordance with the provisions of this Agreement and the Securities, any other Person.

               (c) The Property Trustee shall:

                   (i) establish and maintain one or more segregated non-interest bearing trust accounts (collectively, the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Trust and the Holders and, upon the receipt of funds in respect of the Trust Property, deposit such funds into the Property Trust Account and, upon the receipt of funds distributed to the Property Trustee in respect of the Trust Property held by the Property Trustee, deposit such funds into the Property Trustee Account, and make distributions of such funds out of the Property Trust Account to the Holders of the Trust Preferred Securities and the Holders of the Common Securities in accordance with the terms of this Agreement and the Securities. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Agreement and the Securities. The Property Trustee Account shall be one or more accounts maintained with one or more banking institutions (which may include the Property Trustee if it qualifies hereunder) the rating on whose long-term unsecured indebtedness is rated at least "A" or above by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                   (ii) upon receipt of any Trust Property on each Closing Date and the receipt of any property other than funds distributed to the Property Trustee in respect of Trust Property held by the Property Trustee, hold such other property in safe keeping and make distributions of such other property to the Holders of the Trust Preferred Securities and the Holders of the Common Securities in accordance with the terms of this Agreement and the Securities; and

                   (iii) engage in such ministerial activities as shall be necessary or incidental to hold the Trust Property in accordance with the provisions hereof and to effect distributions on and any redemption, repayment, conversion or exchange of the Trust Preferred Securities or the Common Securities and the distribution of all or any part of the Trust Property to Holders in liquidation of the Trust or otherwise, in each case in accordance with the terms of this Agreement and the Securities.

               (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities and this Agreement.

               (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Agreement, the Business Trust Act or the Trust Indenture Act; provided, however, that if the Property Trustee fails to enforce its rights under the Debentures or any Other Document after a Holder of Trust Preferred Securities has made a written request, such Holder of Trust Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Debenture Issuer or any obligor under any Other Document, as the case may be, without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to (i) the failure of the Debenture Issuer to pay interest or any premium on or principal of the Debentures on the date such interest or principal is otherwise payable (including, in the case of repayment or redemption, on the repayment or redemption date) or, if the Debentures are exchangeable or convertible, the failure of the Debenture Issuer to convert or exchange the Debentures into or for other property in accordance with the terms thereof, or (ii) the failure of any obligor under any Other Document to pay or deliver cash, securities or other property in accordance with the terms of such Other Document, then, in the case of (i) and (ii), a Holder of Trust Preferred Securities may directly institute a proceeding (a "Direct Action") for enforcement of payment or delivery to such Holder of the principal of or interest on or other property deliverable upon the exchange or conversion of Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the due date specified in the Debentures or any cash, securities or other property that is required to be paid or delivered pursuant to such Other Document on or after the due date therefor equal to the percentage of outstanding securities represented by such Holder's Securities. In connection with such Direct Action, the rights of the Holders of Common Securities will be subordinated to the rights of such Holders of Trust Preferred Securities. Except as provided in the preceding sentences, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures or Other Documents.

               (f) The Property Trustee shall continue to serve as a Trustee until either:

                   (i) the Trust has been completely dissolved and wound up and the proceeds of the liquidation distributed to the Holders of Securities and the Trust is terminated, in accordance with the terms of the Securities and this Agreement; or

                   (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").

(g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of the Trust as holder of Debentures under the Indenture and as beneficiary of or party to any Other Document and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce the rights of the Trust as holder of the Debentures and as beneficiary of or party to any Other Document subject, in each case, to the rights of the Holders pursuant to the terms of the Securities and this Agreement.

               (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

               (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

               (j) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to make distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities. Any such additional Paying Agent may be removed by the Property Trustee, at any time, so long as the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee.

               (k) The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

Section 3.9    Certain Duties and Responsibilities of the Property Trustee.

               (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Agreement and no implied covenants shall be read into this Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, its bad faith or its own willful misconduct, except that:

                   (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Agreement and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Agreement; provided, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;

                   (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                   (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Agreement;

                   (iv) no provision of this Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Agreement or if indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                   (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property and the Property Trustee Account shall be to deal with such property in a manner that is similar to the manner in which the Property Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Property Trustee under this Agreement, the Business Trust Act and the Trust Indenture Act;

                   (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

                   (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
        Section 3.8(c)(i) and except to the extent otherwise required by law;
        and

                   (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

Section 3.10   Certain Rights of Property Trustee.

               (a) Subject to the provisions of Section 3.9:

                   (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                   (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Agreement shall be sufficiently evidenced by a Direction or an Officers' Certificate;

                   (iii) whenever in the administration of this Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of negligence or bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                   (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                   (v) the Property Trustee may consult with competent legal counsel or other competent experts and the advice or written opinion of such counsel and experts with respect to legal matters or advice within the scope of such legal counsel's or experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction;

                   (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any Holder, unless (A) such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the reasonable costs, expenses (including reasonable attorneys' fees and expenses and the reasonable expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee and (B) the Property Trustee has
obtained the legal opinions, if any, required by the applicable provisions of this Agreement, provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Agreement;

                   (vii) the Property Trustee shall be under no obligation to conduct an investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                   (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                   (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                   (x) whenever in the administration of this Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action), (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in accordance with such instructions, provided that -------- the Property Trustee shall not take any action unless it shall have obtained the legal opinions required by the applicable provisions of this Agreement;

                   (xi) except as otherwise expressly provided by this Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement; and

                   (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

               (b) No provision of this Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.11   Delaware Trustee.

               Notwithstanding any other provision of this Agreement other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees (except as required under the Business Trust Act) described in this Agreement. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act. In the event that the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) and
(viii) and Section 3.10. No implied covenants or obligations shall be read into this Agreement against the Delaware Trustee.

Section 3.12   Not Responsible for Recitals or Issuance of Securities.

               The recitals contained in this Agreement and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Agreement or the Securities.

Section 3.13   Duration of Trust.

               The Trust, unless dissolved pursuant to the provisions hereof, shall [dissolve on _____________________] [have perpetual existence].

Section 3.14   Mergers.

               (a) The Trust may not consolidate, amalgamate, merge or convert with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any Person, except for the sole purpose of changing its domicile and as set forth in Section 3.14(b) and (c).

               (b) Subject to Section 3.14(a), the Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge or convert with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

                   (i) the successor entity (the "Successor Entity") expressly assumes all of the obligations of the Trust under any agreement to which the Trust is a party and either:

                           (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Trust Preferred Securities
                  other securities having substantially the same terms as the Trust Preferred Securities (the "Successor Trust Preferred Securities"), so long as the Successor Trust Preferred Securities rank the same as the Trust Preferred Securities rank with respect to distributions of Trust Property and payments upon liquidation, redemption, repayment and otherwise and substitutes for the Common Securities other securities having substantially the same terms as the Common Securities (the "Successor Common Securities"), so long as the Successor Common Securities rank the same as the Common Securities rank with respect to distributions of Trust Property and payments upon liquidation, redemption, repayment and otherwise;

                   (ii) the Successor Entity has a trustee that possesses substantially the same powers and duties as the Property Trustee;

                   (iii) the Trust Preferred Securities or any Successor Securities will be listed, quoted or included for trading, or any Successor Securities will be listed, quoted or included for trading upon notification of issuance if applicable, on any national securities exchange or with another system on which the Trust Preferred Securities are then listed, quoted or included for trading;

                   (iv) such merger, conversion, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                   (v) such merger, conversion, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities and any Successor Trust Preferred Common Securities) in any material respect;

                   (vi) such Successor Entity has a purpose substantially identical to that of the Trust; (vii) prior to such merger, conversion, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, conversion, consolidation,
                  amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                           (B) following such merger, conversion, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, conversion, consolidation,
                  amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                   (viii) the Sponsor, directly or indirectly, owns all of the Successor Common Securities and guarantees the obligations of such Successor Entity under the Successor Trust Preferred Securities at least to the extent provided by the Securities Guarantees.

                   (ix) the Property Trustee has received an Officers' Certificate from the Sponsor and an opinion of counsel, each to the effect that all conditions precedent to the transaction as set forth in this Agreement have been satisfied.

               (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by any other Person or permit any other Person to consolidate, amalgamate or merge with or into, or replace it if such consolidation, amalgamation, merger, conversion, or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE IV.
                                     SPONSOR

Section 4.1    Sponsor's Purchase of Common Securities.

               On each Closing Date, the Sponsor shall purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3.0% of the Securities of the Trust issued on such Closing Date, at the same time as the Trust Preferred Securities are sold.

Section 4.2 Covenants of the Sponsor.

               For so long as the Trust Preferred Securities remain outstanding, the Sponsor shall:

                   (i) cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate, or terminate, except as permitted by this Agreement;

                   (ii) use its commercially reasonable efforts to ensure that the Trust will not be (A) an Investment Company or (B) classified as other than a grantor trust for United States federal income tax purposes.

Section 4.3 Rights and Responsibilities of the Sponsor.

               In connection with the issue and sale of the Trust Preferred Securities and so long as the Securities are outstanding, the Sponsor shall have the right and responsibility (which shall be exclusive except as otherwise set forth herein) to engage in the following activities:

               (a) determine the Terms and Conditions;

               (b) prepare, execute and file on behalf of the Trust with the Commission a registration statement on Form S-3 and any prospectus or prospectus supplement relating to such registration statement in relation to the Trust Preferred Securities, including any amendments thereto;

               (c) if deemed necessary or advisable by the Sponsor, determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts on behalf of the Trust, and prepare, execute and file any documents on behalf of the Trust as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

               (d) if deemed necessary or advisable by the Sponsor, prepare, execute and file on behalf of the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Trust Preferred Securities;

               (e) if necessary, prepare, execute and file on behalf of the Trust with the Commission, a registration statement on Form 8-A relating to the registration of the Trust Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

               (f) negotiate the Underwriting Agreement and any other instrument or agreement which, in the opinion of the Sponsor, the Trust should be a party to, bound by or a beneficiary of, including any remarketing, auction or exchange agreement.

Section 4.4    Right to Proceed.

               (a) The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

Section 4.5    Expenses.

               In connection with the offering, sale and issuance of the Debentures or Other Documents to the Property Trustee and in connection with the sale of the Securities by the Trust, the Sponsor shall:

               (a) pay all costs and expenses relating to the offering, sale and issuance of the Debentures or Other Documents, including commissions to the underwriters payable pursuant to the Underwriting Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of the Indenture;

               (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust), the offering, sale and issuance of the Securities (including commissions to the underwriters in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Property Trustee, the Delaware Trustee and the Administrative Trustees (including any amounts payable under Article X of this Agreement), the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents, Registrars, transfer agents, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the Holders;

               (c) be primarily liable for any indemnification obligations arising under Section 10.4 with respect to this Agreement; and

               (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

               The Sponsor's obligations under this Section 4.5 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.5 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.5.

                                   ARTICLE V.
                                    TRUSTEES

Section 5.1    Number of Trustees.

               The number of Trustees initially shall be four (4), and:

               (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by the Holders of a Majority in liquidation amount of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2), provided further that (1) one Trustee shall meet the requirements of Section 5.2(a) or (b); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

Section 5.2    Delaware Trustee.

               If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (a) a natural person who is a resident of the State of Delaware;
or

               (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

               (c) The initial Delaware Trustee shall be:

                      Chase Manhattan Bank Delaware
                      1201 Market Street
                      Wilmington, Delaware 19801
                      Attn:  Corporate Trust Department

Section 5.3    Property Trustee; Eligibility.

               (a) There shall at all times be one Trustee which shall act as Property Trustee for so long as this Agreement is required to qualify as an Indenture under the Trust Indenture Act, which shall:

                   (i) not be an Affiliate of the Sponsor; and

                   (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

               (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

               (d) The Trust Preferred Securities Guarantee and the Indenture [Describe others if applicable] shall be deemed to be specifically described in this Agreement and the Indenture for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

               (e) The initial Property Trustee shall be:

                      The Chase Manhattan Bank
                      450 West 33rd Street, 15th Floor
                      New York, New York 10001
                      Attention:  Capital Markets Fiduciary Services

Section 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

               Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

Section 5.5    Administrative Trustees.

               The initial Administrative Trustees shall be:

                      Thomas Mitchell
                      Matthew Dundrea

               (a) Except as otherwise expressly set forth in this Agreement and except if a meeting of the Administrative Trustees is called in accordance with
Section 5.9 with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

               (b) Unless otherwise determined by the Administrative Trustees in accordance with Section 5.9, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

Section 5.6    Appointment; Removal and Resignation of Trustees.

               (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                   (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                   (ii) after the issuance of any Securities, by the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the

        Holders of the Common Securities unless an Event of Default shall have occurred and be continuing, and

                   (iii) if an Event of Default shall have occurred and be continuing, after the issuance of the Securities, with respect to:

                           (A) the Administrative Trustees, by vote or written
                  consent of the Holders of a Majority in liquidation amount of the Common Securities acting separately as a class; and

                           (B) the Property Trustee and the Delaware Trustee, by
                  vote or written consent of the Holders of a Majority in liquidation amount of the Trust Preferred Securities, acting separately as a class.

               (b) (i) The Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Sections 5.2 and 5.3 has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees, the Delaware Trustee (if the removed Property Trustee is not also the Delaware Trustee) and the Sponsor.

                   (ii) The Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee) and the Sponsor.

               (c) A Trustee appointed to office shall hold office until such Trustee's successor shall have been appointed or until such Trustee's death, bankruptcy, dissolution, termination, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor, the Trust and, after an Event of Default has occurred and is continuing, the Holders of Trust Preferred Securities, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                   (i) no such resignation of the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware Trustee, the resigning Property Trustee and, after an Event of Default has occurred and is continuing, the Holders of Trust Preferred Securities; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the Holders of the Securities and the Trust is terminated pursuant to the terms of this Agreement and the Securities; and

                   (ii) no such resignation of the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor, the Property Trustee, the resigning Delaware Trustee and, after an Event of Default has occurred and is continuing, the Holders of Trust Preferred Securities.

               (d) The Holders of the Common Securities or, if an Event of Default has occurred and is continuing after the issuance of any Securities, the Holders of Trust Preferred Securities shall use all reasonable efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

               (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery to the other Trustees, the Sponsor, the Trust and, after an Event of Default has occurred and is continuing, the Holders of the Trust Preferred Securities of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

               (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

               (g) At the time of the resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

Section 5.7    Vacancies Among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 5.6.

Section 5.8    Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy among the Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with
Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Agreement.



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

Section 5.9    Meetings.

               If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Agreement, any action of the Administrative Trustees may be taken at (i) a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or (ii) without a meeting and without prior notice by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

Section 5.10   Delegation of Power.

               (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6.

               (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.11   Merger, Conversion, Consolidation or Succession to Business.

               Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided however, that such successor shall promptly notify the Sponsor (except that a Successor Delaware Trustee shall file an appropriate amendment to the Certificate of Trust of the Trust, if required by the Business Trust Act).




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

                                  ARTICLE VI.
                                  DISTRIBUTIONS

Section 6.1    Distributions.

               If and to the extent that the Trust receives income on any Debenture or pursuant to any Other Document whether in cash, securities or other property as proceeds from the redemption, repayment, conversion, exchange, maturity or other disposition of any Debenture or pursuant to any Other Document (including any interest or premium on or the principal of the Debentures, any securities or other property received in exchange or upon conversion of the Debentures, or any cash, securities or other property received under any Other Document), then, unless otherwise specified in this Agreement, the Property Trustee shall distribute such income, cash, securities and other property to the Holders of the Securities in accordance with the terms of the Securities they hold as set forth in this Agreement, including the Terms and Conditions. The Property Trustee shall make the distributions on the Trust Preferred Securities and the Common Securities in accordance with the relative rights, preferences and privileges that apply to each of those classes of Securities as set forth in this Agreement.

                                  ARTICLE VII.
                             ISSUANCE OF SECURITIES

Section 7.1    General Provisions Regarding Securities

               (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Terms and Conditions (the "Trust Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Terms and Conditions (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Common Securities.

               (b) The terms of the Securities shall be established by the Sponsor and set forth in the Terms and Conditions. The Terms and Conditions shall be executed by each of the Administrative Trustees, attached to this Agreement as Exhibit A and set forth the following to the extent not provided by, or in lieu or modification of, the other provisions of this Agreement:

     (1) the designation of the Trust Preferred Securities and the designation of the Common Securities;

     (2) any limit upon the number and/or aggregate liquidation amount of the Trust Preferred Securities or the Common Securities to be executed and delivered under this Agreement (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such class pursuant to Section 9.2,
          9.7 or 9.8, upon repayment or redemption in part of any Security or upon surrender in part of any Security for conversion or exchange into other securities pursuant to its terms);

     (3) the amounts payable out of the assets of the Trust to, and any other rights of the Holders upon, the liquidation of the Trust and any provisions for the dissolution and liquidation of the Trust, including the obligation, if any, of the Sponsor, the Trust or any other party to liquidate the Trust and any terms and conditions of such liquidation;

     (4) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the liquidation amount and premium, if any, of the Securities are distributable;

     (5) the rate or rates at which income on the Trust Property shall be distributed to Holders, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such income shall accrue or the method or methods, if any, by which such date or dates are to be determined, the date or dates, if any, on which such income shall be payable, including any deferral provisions, and the record date or dates, if any, for the income payable on the Securities on any such income payment date, the notice, if any, to Holders regarding the determination of income on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

     (6) whether the Distributions on the Securities will be cumulative and, if so, the dates from which and upon which distributions will accumulate and be payable;

     (7) whether, in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the distributions on the Securities may be made, the Securities may be surrendered for registration of transfer, exchange, redemption, repayment, conversion or upon maturity, and notices or demands to or upon the Trust in respect of the Securities and this Agreement may be served;

     (8) whether the Trust is obligated or entitled to redeem or purchase any of such Securities at its option, pursuant to any sinking fund or analogous provision or at the option of any Holder thereof or otherwise, and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing, auction or other secondary sales of Securities so redeemed or purchased;

     (9) the denominations in which the Securities shall be issuable if other than denominations of $1,000 and any integral multiple;

     (10) whether the Securities will be convertible into and/or exchangeable for other securities or property or both, and if so, the terms and conditions upon which the Securities will be so convertible or exchangeable;

     (11) any voting rights granted to the Holders of the Trust Preferred Securities or the Common Securities in addition to or in lieu of the voting rights set forth elsewhere in this Agreement;

     (12) if other than U.S. dollars, the currency in which cash distributions on the Securities shall be payable;

     (13) if cash distributions with respect to the Securities are to be payable, at the election of the Trust or a Holder thereof or otherwise, in a currency other than that in which the Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency in which the Securities are stated to be payable and the currency in which the Securities or any of them are to be paid pursuant to such election;

     (14) whether any distributions may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

     (15) the title and amount of the Debentures and any Other Documents to be acquired with the proceeds of the sale of the Securities;

     (16) the ranking of the Trust Preferred Securities and the Common Securities; and

     (17) any other rights, preferences, restrictions, limitations or conditions relative to the Trust Preferred Securities or the Common Securities permitted by Delaware law and any deletions from or modifications or additions to this Agreement, including any Events of Default or covenants of any of the parties hereto, in respect of the Securities, provided no covenant in this Agreement may be modified without the consent of the party giving such covenant.

               (c) The Certificates shall be in the forms prepared by the Sponsor and signed on behalf of the Trust by one Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by any persons who, at the actual date of execution of such Certificate, shall be an Administrative Trustee of the Trust, although at the date of the execution and delivery of the Agreement any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustee, as evidenced by such individual's execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustee that signs such Certificates may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

               A Trust Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that a Trust Preferred Security Certificate has been authenticated under this Agreement.

               Each Trust Preferred Security Certificate shall be dated the date of its authentication by the Property Trustee. Each Common Security Certificate shall be dated the date it is executed by an Administrative Trustee.

               Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate Trust Preferred Security Certificates, provided the aggregate liquidation amount or number of the Trust Preferred Securities shall not exceed the aggregate liquidation amount or number, as the case may be, of Trust Preferred Securities designated in the Terms and Conditions, as such liquidation amount or number, as the case may be, may be reduced by redemptions, repayments, exchanges, conversions or liquidating distributions.

               The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Trust Preferred Security Certificates. An authenticating agent may authenticate Trust Preferred Security Certificates whenever the Property Trustee may do so. Each reference in this Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

               (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (e) Upon issuance of the Securities as provided in this Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and, subject to Section 10.1(b), non-assessable.

               (f) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Agreement.

Section 7.2    Paying Agent and Registrar.

               In the event that the Trust Preferred Securities are not in book-entry only form:

               (a) The Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the Trust Preferred Securities may be presented for payment ("Paying Agent"), and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The Administrative Trustees on behalf of the Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Administrative Trustees on behalf of the Trust may change any Paying Agent without prior notice to any Holder. The Administrative Trustees on behalf of the Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Agreement. If the Administrative Trustees on behalf of the Trust fail to appoint or maintain another entity as Paying Agent, the Property

Trustee shall act as such. The Administrative Trustees on behalf of the Trust or any of its Affiliates (including the Sponsor) may act as Paying Agent. The Property Trustee at its Corporate Trust Office shall initially act as Paying Agent for the Trust Preferred Securities and the Common Securities.

               (b) The Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Trust Preferred Securities may be presented for registration of transfer or exchange ("Registrar"). The Registrar shall keep a register of the Trust Preferred Securities and of their transfer or exchange. The Administrative Trustees on behalf of the Trust may appoint the Registrar and may appoint one or more co-registrars in such other locations as it shall determine. The term "Registrar" includes any such additional registrar. The Administrative Trustees on behalf of the Trust may change any Registrar or co-registrar without prior notice to any Holder. The Administrative Trustees on behalf of the Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Agreement. If the Administrative Trustees on behalf of the Trust fail to appoint or maintain another entity as Registrar, the Property Trustee shall act as such. The Trust or any of its Affiliates (including the Sponsor) may act as Registrar. The Administrative Trustees on behalf of the Trust shall act as Registrar for the Common Securities.

               (c) Notwithstanding Sections 3.6(b)(vi) and 3.6(l), the Trust initially appoints the Property Trustee as Registrar for the Trust Preferred Securities and authorizes it to execute and deliver letters, documents and instruments with DTC and other Clearing Agencies relating to the Trust Preferred Securities.

                                 ARTICLE VIII.
                              TERMINATION OF TRUST

Section 8.1    Termination of Trust.

               (a) The Trust shall dissolve and its affairs shall be wound up upon the first of the following to occur:

                   (i) (other than in connection with a merger, consolidation or similar transaction not prohibited by this Agreement or any Trust Property) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                   (ii) upon the entry of a decree of judicial dissolution of the Trust;

                   (iii) when all the Securities shall have been called for redemption, repayment, conversion or exchange and the amounts necessary for redemption, repayment, conversion or exchange thereof shall have been distributed to the Holders in accordance with the terms of this Agreement and the Securities;

                   (iv) upon the liquidation of the Trust and the distribution to the Holders of all amounts they are required to receive in accordance with the terms of this Agreement and the Securities;

                   (v) the expiration of the term of the Trust provided in
        Section 3.14 of this Agreement; and

                   (vi) any other event specified in the Terms and Conditions.

               (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding-up of the Trust, an Administrative Trustee shall file a certificate of cancellation of the Certificate of Trust of the Trust with the Secretary of State of the State of Delaware.

               (c) The provisions of Section 4.4 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX.
                              TRANSFER OF INTERESTS

Section 9.1    Transfer of Securities.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Agreement and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Agreement shall be null and void.

               (b) Subject to this Article IX and the Terms and Conditions, Trust Preferred Securities shall be freely transferable.

               (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                   (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                   (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

Section 9.2    Transfer or Exchange of Certificates.

               The Registrar shall provide for the registration of Certificates and of transfers or exchanges of Certificates, which shall be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. The Trust will not be required to register or cause to be registered the transfer of its trust preferred securities after they have been converted, exchanged, repaid, redeemed or called for redemption. Upon surrender for registration of transfer or exchange of any Certificate at the Corporate Trust Office of the Property Trustee, the applicable Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees or the party requesting the exchange, as the case may be. Every Certificate surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer or exchange in form satisfactory to the applicable Registrar and duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be canceled by the applicable Registrar. A transferee of a Certificate and the recipient of one or more Certificates issued in exchange for cancelled Certificates shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee or recipient of a Certificate or Certificates duly executed by an Administrative Trustee and, in the case of a Trust Preferred Security Certificate, authenticated by the Property Trustee. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Agreement.

Section 9.3    Deemed Security Holders.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

Section 9.4    Book Entry Interests.

               Unless otherwise specified in the Terms and Conditions, the Trust Preferred Securities Certificates, on original issuance, shall be issued in the form of one or more, fully registered, global Trust Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Each such Global Certificate shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in any Global Certificate, except as provided in Section 9.7. Except for the definitive Trust Preferred Security Certificates issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.7 or in accordance with the Terms and
Conditions:

               (a) the provisions of this Section 9.4 shall be in full force and effect;

               (b) the Trust, the Trustees and any Agent shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of distributions on any Global Certificate and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of any Global Certificate and shall have no obligation to the Trust Preferred Security Beneficial Owners;

               (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Agreement other than the Terms and Conditions, the provisions of this Section 9.4 shall control; and

               (d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between the Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants to receive and transmit payments and other distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants; provided, that, solely for the purposes of determining whether the Holders of the requisite amount of Trust Preferred Securities have voted on any matter provided for in this Agreement, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Trust Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

Section 9.5    Notices to Clearing Agency.

               Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Agreement, unless and until definitive fully registered Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.7 or otherwise, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

Section 9.6    Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

Section 9.7    Definitive Trust Preferred Security Certificates.

               If:

               (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

               (b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Trust Preferred Securities, then:

                   (1) definitive fully registered Trust Preferred Security
               Certificates shall be prepared and executed by the Administrative Trustees and authenticated by the Property Trustee on behalf of the Trust with respect to such Trust Preferred Securities; and

                   (2) upon surrender of any Global Certificate by the Clearing
               Agency, accompanied by registration instructions, the Administrative Trustees shall cause definitive fully registered Trust Preferred Securities Certificates to be executed, and the Property Trustee shall cause such Trust Preferred Securities Certificates to be authenticated and delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The definitive fully registered Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees and the Property Trustee may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

Section 9.8    Mutilated, Destroyed, Lost or Stolen Certificates.

               If:

               (a) any mutilated Certificate shall be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Administrative Trustees and the Property Trustee such security or indemnity as may be required by them to keep each of the Trustees and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, and, in the case of a Trust Preferred Securities Certificate, the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees and the Property Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X.
                LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

Section 10.1   Liability.

               (a) Except as expressly set forth in this Agreement, the Debentures, any other instrument or agreement, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                   (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

                   (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

               (b) The Sponsor, as the Debenture Issuer, shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

               (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.2   Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence), bad faith or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

Section 10.3   Fiduciary Duty.

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

               (b) Unless otherwise expressly provided herein:

                   (i) whenever a conflict of interest exists or arises between any Covered Persons and any Indemnified Person; or

                   (ii) whenever this Agreement or any other instrument or agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

               (c) Whenever in this Agreement an Indemnified Person is permitted or required to make a decision:

                   (i) in its "sole discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                   (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or by applicable law.

Section 10.4   Indemnification.

               (a) (i) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                   (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                   (iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                   (iv) Expenses (including reasonable attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, independent legal counsel or Common Security Holder at the time such determination is made, such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached such person's duty to the Trust or its Common or Trust Preferred Security Holders.

                   (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Sponsor or Trust Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                   (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                   (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued.

                   (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the successors, heirs, executors and administrators of such a person.

               (b) To the fullest extent permitted by law, the Sponsor agrees to indemnify each Fiduciary Indemnified Person for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense to the extent incurred without gross negligence (or in the case of the Property Trustee, pursuant to Section 3.9, negligence), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this
Section 10.4(b) shall survive the satisfaction and discharge of this Agreement and any resignation or removal of the Property Trustee or the Delaware Trustee, as the case may be.

Section 10.5   Outside Businesses.

               Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 10.6   Trustees' Fees and Expenses.

               Each Trustee shall receive as compensation for its services hereunder such fees and expenses as have been separately agreed upon before the date hereof between the Sponsor and such Trustee, and each Trustee shall be entitled to be reimbursed by the Sponsor for other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as such Trustee may employ in connection with the exercise and performance of its rights and duties hereunder.

                                  ARTICLE XI.
                                   ACCOUNTING

Section 11.1   Fiscal Year.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 11.2   Certain Accounting Matters.

               (a) At all times during the existence of the Trust, the Administrative Trustees on behalf of the Trust shall keep, or cause to be kept, full books of account, records and supporting documents, all of which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees, which may also serve as the independent certified public accountant for the Sponsor or any Affiliate of the Sponsor.

               (b) The Administrative Trustees, on behalf of the Trust, shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code and the Treasury Regulations, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees on behalf of the Trust shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (c) The Administrative Trustees on behalf of the Trust shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Trust with any state or local taxing authority.

Section 11.3   Banking.

               The Administrative Trustees, on behalf of the Trust, shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided however, that all payments for the benefit of holders of Securities of funds in respect of Trust Property shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

Section 11.4   Withholding.

               The Administrative Trustees on behalf of the Trust shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees on behalf of the Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Trust may reduce subsequent distributions by the amount of such withholding.

                                  ARTICLE XII.
                             AMENDMENTS AND MEETINGS

Section 12.1   Amendments.

               Except as otherwise provided in this Agreement or by any applicable terms of the Securities:

               (a) this Agreement may only be amended by a written instrument approved and executed by the Sponsor and the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees) and:

                   (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, also by the Property Trustee; and

                   (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

               (b) no amendment shall be made:

                   (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities);

                   (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities); and

                           (B) an opinion of qualified independent counsel that
                  such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities); and

                   (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers
                  of the Property Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act;

               (c) after the Trust has issued any Securities that remain outstanding, without the consent of the Holders of a Majority in liquidation amount of each class of Securities affected, this Agreement may not be amended for any reason in a manner that would adversely affect the rights, privileges or preferences of such class of Securities, provided that, except as may be provided in the Terms and Conditions, without the consent of each Holder of Securities affected thereby, this Agreement may not be amended to:

                   (i) change the Distribution rate, or manner of calculation of the Distribution rate, amount, timing or currency or otherwise adversely affect the method of any required payment;

                   (ii) change the purpose of the Trust;

                   (iii) authorize the issuance of any additional beneficial interests in the Trust;

                   (iv) change the conversion, exchange, redemption or repayment provisions, if any;

                   (v) change the conditions precedent for the Sponsor to elect to dissolve the Trust and distribute the debt securities held by the Trust to the Holders of the Trust Securities, if applicable;

                   (vi) change the liquidation, distribution or other provisions relating to the distribution of amounts payable upon the dissolution and liquidation of the Trust;

                   (vii) affect the limited liability of any Holder of the Trust Securities; or

                   (viii) restrict the right of a Holder of the Trust Securities to institute suit for the enforcement of any required payment on or, if applicable, after the due date therefor or for the conversion or exchange of the Securities in accordance with their terms.

               (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

               (e) Article IV shall not be amended without the consent of the Sponsor;

               (f) the rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

               (g) notwithstanding Section 12.1(c), this Agreement may be amended by the Trustees and the Sponsor without the consent of the Holders of the any Securities that are outstanding to:

                   (i) cure any ambiguity;

                   (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement;

                   (iii) add to the covenants, restrictions or obligations of the Sponsor;

                   (iv) conform to any change in the Investment Company Act or the Trust Indenture Act or the rules and regulations promulgated thereunder or any written change in interpretation or application of such act or such rules or regulations by any legislative body, court, government agency or regulatory authority; or

                   (v) cause the Trust to continue to be classified for United States federal income tax purposes as a grantor trust,


provided however, that, in the case of clauses (i) or (ii), such action shall not adversely affect in any material respect the interests of the Holders.

        Any amendments to this Agreement adopted pursuant to Section 12.1(g) shall become effective when notice thereof is given to the Holders.

Section 12.2 Meetings of the Holders of Securities; Action by Written Consent.

               (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of Securities are entitled to act under the terms of this Agreement, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders if directed to do so by the Holders of at least 10% in liquidation amount of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                   (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Agreement, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holder of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                   (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                   (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                   (iv) unless the Business Trust Act, this Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII.
                     REPRESENTATIONS OF PROPERTY TRUSTEE AND
                                DELAWARE TRUSTEE

Section 13.1   Representations and Warranties of Property Trustee.

               The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

               (a) the Property Trustee is a banking corporation, a national banking association or a bank with trust powers, duly organized, validly existing and in good standing under the laws of the United States of America or any State of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

               (b) the Property Trustee satisfies the requirements set forth in
Section 5.3(a);

               (c) the execution, delivery and performance by the Property Trustee of this Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Agreement has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

               (d) the execution, delivery and performance of this Agreement by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

               (e) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of this Agreement.

Section 13.2   Representations and Warranties of Delaware Trustee.

               The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

               (a) the Delaware Trustee is a banking corporation or national banking association, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States, as the case may be, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

               (b) the execution, delivery and performance by the Delaware Trustee of this Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Agreement has been duly executed and delivered by the Delaware Trustee, and it constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

               (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Agreement; and

               (d) the execution, delivery and performance of the Agreement by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Delaware Trustee; and

               (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

Section 14.1   Notices.

               All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

               (a) if given to the Administrative Trustees or the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities and the other Trustees):

                      Apache Trust [I/II]
                      c/o Apache Corporation
                      One Post Oak Central
                      2000 Post Oak Blvd., Suite 100
                      Houston, Texas  77056-4400

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

               Chase Manhattan Bank Delaware
               1201 Market Street
               Wilmington, Delaware 19801
               Attn: Corporate Trust Department

               (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of Capital Markets Fiduciary Services (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                      The Chase Manhattan Bank
                      450 West 33rd Street, 15th Floor
                      New York, New York 10001
                      Attention:  Capital Markets Fiduciary Services

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust and the other Trustees):

                      Apache Trust [I/II]
                      c/o Apache Corporation
                      One Post Oak Central
                      2000 Post Oak Blvd., Suite 100
                      Houston, Texas  77056-4400

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 14.2   Governing Law.

               This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

Section 14.3 Intention of the Parties.

               It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Agreement shall be interpreted to further this intention of the parties.

Section 14.4   Headings.

               Headings contained in this Agreement are inserted for convenience of reference only and do not affect the interpretation of this Agreement or any provision hereof.

Section 14.5   Successors and Assigns.

               Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 14.6   Partial Enforceability.

               If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 14.7   Entire Agreement.

               This Agreement constitutes the entire agreement among the parties. It supersedes any prior agreement or understandings among them, and it may not be modified or amended in any manner other than as set forth herein.

Section 14.8   Remedies.

               The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 14.9   Counterparts.

               This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by affixing the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

               IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



                                   ---------------------------------------------
                                   Matthew W. Dundrea, as Administrative Trustee of the Trust



                                   ---------------------------------------------
                                   Thomas L. Mitchell, as Administrative Trustee of the Trust


                                   CHASE MANHATTAN BANK DELAWARE
                                   as Delaware Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   THE CHASE MANHATTAN BANK
                                   as Property Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   APACHE CORPORATION
                                   as Sponsor


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title: